UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GLASS HOUSES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED NOVEMBER 9, 2022

LETTER TO STOCKHOLDERS OF GLASS HOUSES ACQUISITION CORP.

3811 Turtle Creek Blvd., Suite 1100
Dallas, Texas 75219

Dear Glass Houses Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of Glass Houses Acquisition Corp., a Delaware corporation (the “Company”), which will be held on [•], 2022, at [•], Central Time, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).

The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated [•], 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from March 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

Each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of an Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of the accompanying proxy statement.

The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the stockholders. After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete an initial business combination (as such term is defined in the Certificate of Incorporation, the “Business Combination”) by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Class A common stock, par value $0.0001 per share (“Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders (each a “Public Shareholder” and collectively, the “Public Shareholders”) of the Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Shareholders who elect to redeem their Public Shares will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Shareholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, Glass Houses Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On [•], 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $221,552,099 as of September 30, 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE INITIALLY SCHEDULED AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental Stock Transfer & Trust Company, a New York corporation, in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Early Termination Proposal unless the

Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such stockholder may withdraw the tender.

The Company plans to voluntarily delist the Units, the Public Shares and the Public Warrants from The Nasdaq Capital Market LLC (“Nasdaq”) as soon as practicable after completion of the liquidation of the Trust Account, subject to the rules of Nasdaq and the Certificate of Incorporation. For further details about the reasons for the Early Termination Proposal, see the section titled “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” in the accompanying proxy statement.

The approval of the Redemption Limit Elimination Proposal and the Early Termination Proposal each require the affirmative vote of sixty five percent (65%) of all then outstanding Public Shares and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Public Shares, the “Common Stock”), of the Company, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are insufficient votes to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal at the Stockholder Meeting.

The Board has fixed the close of business on [•], 2022 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s stockholders that the Company approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal, “FOR” the Early Termination Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty-five percent (65%) all then outstanding shares of Common Stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether each of the Proposals are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal and the Early Termination Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Glass Houses Acquisition Corp.

Quincy Fennebresque
Chief Executive Officer and Chairman of the Board of Directors

GLASS HOUSES ACQUISITION CORP.
3811 TURTLE CREEK BLVD., SUITE 1100
DALLAS, TEXAS 75219

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF GLASS HOUSES ACQUISITION CORP.
TO BE HELD ON [•], 2022

To the Stockholders of Glass Houses Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Glass Houses Acquisition Corp., a Delaware corporation (the “Company”), will be held on [•], 2022, at [•], Central Time, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from March 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

The Company will transact no other business at the Stockholder Meeting, except such business as may properly come before the Stockholder Meeting or any adjournments or postponements thereof.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

Approval of the Redemption Limit Elimination Proposal and the Early Termination Proposal each require the affirmative vote of sixty five percent (65%) of all then outstanding shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), of the Company, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares (each a “Public Shareholder” and collectively, the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Shareholders who elect to redeem their Public Shares will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Shareholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, Glass Houses Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On [•], 2022, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $221,552,099 as of September 30, 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE INITIALLY SCHEDULED AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental Stock Transfer & Trust Company, a New York corporation, in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such stockholder may withdraw the tender.

Holders of record of the Common Stock at the close of business on [•], 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 22,047,293 issued and outstanding shares of Class A Common Stock held by the Public Shareholders and 5,511,823 issued and outstanding shares of Class B Common Stock held by the Sponsor and the Company’s officers and directors.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Class B Common Stock held by them in connection with this Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor and our directors and officers hold 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal will require the affirmative vote of 12,401,602 Public Shares (or approximately 56.25% of the Public Shares). In addition to the Sponsor and the Company’s officers and directors, approval of the Adjournment Proposal will require the affirmative vote of 8,267,735 Public Shares (or approximately 37.50% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 1,377,956 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

The accompanying proxy statement is dated [•], 2022 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Glass Houses Acquisition Corp.

Quincy Fennebresque
Chief Executive Officer and Chairman of the Board of Directors

i

GLASS HOUSES ACQUISITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Glass Houses Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at [•], Central Time, on [•] (the “Stockholder Meeting”) at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Redemption Limit Elimination Proposal or the Early Termination Proposal, each as defined and described below;

•        the Trust Account (as defined below) not being subject to claims of third parties;

•        the per-share redemption price;

•        the Company’s ability to complete a Business Combination (as defined below); and

•        the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2022 and in other reports the Company files with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the Proposals (as defined below) to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the Proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on [•], 2022, at [•], Central Time, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated as a Delaware corporation on January 19, 2021 and formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”).

Following the closing of the Company’s initial public offering on March 25, 2021 (the “IPO”) and the partial exercise of the underwriter’s over-allotment, $220,472,930 from the net proceeds of the sale of the units in the IPO (the “Units”) and the sale of private placement warrants (the “Private Placement Warrants”) to Glass Houses Sponsor LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).

Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Shares”) if there is no qualifying Business Combination consummated on or before March 25, 2023 (the “Original Termination Date”).

The purpose of the Early Termination Proposal, as defined and discussed below, is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date (as defined below) except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation (as defined below) to enable the implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by Public Shareholders.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Q:     What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:     The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Certificate of Incorporation to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with a business combination and certain amendments of the Certificate of Incorporation (the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination (as defined below) from the Original Termination Date to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”)

and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock (the “Common Stock”) in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. For more information, please see “Proposal No. 1 — Redemption Limit Elimination Proposal,” “Proposal No. 2 —  The Early Termination Proposal,” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the Proposals. See the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     When and where will the Stockholder Meeting be held?

A:     The Stockholder Meeting will be held on [•], 2022, at [•], Central Time, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

Q:     How do I vote?

A:     If you were a holder of record of shares of Common Stock on the Record Date, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Central Time, on [•], 2022.

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Voting Electronically.    You may vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting [•] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically must be received by 5:00 p.m., Central Time, on [•], 2022.

Voting in Person.    You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and our directors and officers, who beneficially own 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and the Company’s officers and directors, an additional 8,267,736 shares of Common Stock held by the Company’s public stockholders (each a “Public Shareholder” and collectively, the “Public Shareholders”) would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any Proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:     What vote is required to approve the Proposals presented at the Stockholder Meeting?

A:     The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:     How will the Sponsor and the Company’s directors and officers vote?

A:     The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. On the Record Date, the Sponsor and our directors and officers beneficially owned and were entitled to vote an aggregate of 5,511,823 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), representing 20.0% of the Company’s issued and outstanding shares of Common Stock.

In addition, notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:     Why should I vote “FOR” the Redemption Limit Elimination Proposal?

A:     The Company believes stockholders will benefit from the removal of an unnecessary restriction on redemption rights in connection with the Early Termination Proposal and is proposing the Redemption Limit Elimination.

The Redemption Limitation may preclude the Company from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Share in connection with the implementation of the Early Termination Amendment. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation is obviated.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Shareholders who elect to redeem their Public Shares will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment.

The Board has determined that the Redemption Limit Elimination Proposal is in the best interest of the stockholders of the Company and recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal.

Q:     Why should I vote “FOR” the Early Termination Proposal?

A:     The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation. The Certificate of Incorporation provides that the Company must complete a Business Combination on or prior to the Original Termination Date. Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO on March 25, 2021, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the special purpose acquisition company (“SPAC”) market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.

If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Thus, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Shareholders who elect to redeem their Public Shares will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment.

The Company plans to voluntarily delist the Units, Public Shares and Public Warrants (as defined below) from Nasdaq as soon as practicable upon implementation of the Early Termination Amendment and liquidation of the Trust Account, subject to the rules of Nasdaq and the Certificate of Incorporation.

After careful consideration of all relevant factors, the Board has determined that the Early Termination Proposal is in the best interest of stockholders and recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal.

Q:     What happens if the Redemption Limit Elimination Proposal is not approved?

A:     If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:     If the Redemption Limit Elimination Proposal is approved, what happens next?

A:     If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. However, we may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Q:     What happens if the Early Termination Proposal is not approved?

A:     If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Amendment.

If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will have until the Original Termination Date to consummate a Business Combination. If the Company is unable to consummate a Business Combination by the Original Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of Public Shares then outstanding.

The Sponsor and the Company’s officers and directors have each waived their right to participate in any liquidation distribution with respect to the 5,511,823 shares of Class B Common Stock held by them in the aggregate. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     If the Early Termination Proposal is approved, what happens next?

A:     Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon the approval of the Early Termination Proposal, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Early Termination Amendment set forth in Annex B hereto. However, we may decide to abandon the Early Termination Proposal at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Shareholders will not have their Public Shares redeemed.

If we file the Early Termination Amendment with the Secretary of State of the State of Delaware, our Board will determine, and the Company will publicly announce, the Early Termination Date.

We have determined that it is not feasible for the Company to complete a Business Combination by the Early Termination Date. If the Early Termination Proposal is approved, the Early Termination Proposal is implemented and we do not consummate a Business Combination by the Early Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, will expire worthless if we fail to complete our Business Combination by the Early Termination Date.

Q:     If I vote for or against the Early Termination Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “FOR” or “AGAINST” the Early Termination Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, so that it is received by Continental Stock Transfer & Trust Company, a New York corporation (“Continental” or the “Transfer Agent”), prior to the vote at the Stockholder Meeting (which is scheduled to take place on [•], 2022) or vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Transfer Agent, which must be received by the Transfer Agent prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

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With respect to the Redemption Limit Elimination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

With respect to the Early Termination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals.

If you are a stockholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote.

You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal, the Board has determined that each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s directors and officers have in the approval of the Redemption Limit Elimination Proposal?

A:     The Company’s directors and officers have interests in the Redemption Limit Elimination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:     What interests do the Company’s directors and officers have in the approval of the Early Termination Proposal?

A:     The Company’s directors and officers have interests in the Early Termination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights if I object to any of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal?

A:     No. There are no appraisal rights available to the Company’s stockholders in connection with any of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal.

Q:     If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one-half (1/2) of a share of Class A Common Stock at an exercise price of $11.50 per whole share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.       (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

II.     prior to 5:00 p.m., Central Time, on [•], 2022 (two business days prior to the initially scheduled vote at the Stockholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III.    deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Early Termination Proposal, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of such holder, subject to applicable law. As of [•], 2022, this would have amounted to approximately $[•] per Public Share.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Shareholders electing to redeem their Public Shares will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time until the deadline for exercising redemption requests, unless otherwise approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Central Time, on [•], 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Public Shares properly makes a request for redemption and the Public Shares is delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Board of Directors decides not to implement any of the Redemption Limit Elimination Proposal or the Early Termination Proposal for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:     You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:     The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: [•]

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Central Time, on [•], 2022 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Leicia Savinetti
E-mail: lsavinetti@continentalstock.com

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the special meeting of the Company stockholders to be held on [•], 2022, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Stockholder Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [•], 2022 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on [•], 2022, at [•], Central Time, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

Stockholders who hold their investments through a bank or broker and who would like to vote at the Stockholder Meeting will need to have a legal proxy from their bank or broker. If you would like to only attend the meeting and not vote your shares, then you will need to provide a proof of ownership of shares as of the record date.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, stockholders will consider and vote on the following Proposals:

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Certificate of Incorporation to eliminate the Redemption Limitation. A copy of the Redemption Limit Elimination Amendment is set forth in Annex A;

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the Original Termination Date to the Early Termination Date. A copy of the Early Termination Amendment is set forth in Annex B; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on [•], 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 27,559,116 issued and outstanding shares of Common Stock, of which 22,047,293 Public Shares are held by Public Shareholders and 5,511,823 shares of Class B Common Stock are held by the Sponsor and the Company’s officers and directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and our directors and officers, who owned 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 8,267,735 shares of Common Stock held by Public Shareholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal and Early Termination Proposal and no effect on the approval of the Adjournment Proposal.

Under Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Redemption Limit Elimination Proposal, the Early Termination Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these Proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting, voting together as a single class.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor and our directors and officers own 20.0% of the issued and outstanding shares of Class B Common Stock.

The following table reflects the number of additional Public Shares required to approve each Proposal:

Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Redemption Limit Elimination Proposal	65% of Issued and Outstanding	N/A	12,401,602
Early Termination Proposal	65% of Issued and Outstanding	N/A	12,401,602
Adjournment Proposal	Majority of Voted Stock	1,377,956	8,267,735

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Central Time, on [•], 2022.

Voting Electronically.    You may vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting [•] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically must be received by 5:00 p.m., Central Time, on [•], 2022.

Voting in Person.    You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Transfer Agent in writing to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, before the Stockholder Meeting that you have revoked your proxy; or

•        you may attend the Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing [•].

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Early Termination Proposal. In connection with the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[•] per Public Share as of [•], 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, and the Early Termination Amendment is implemented the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Central Time, on [•], 2022 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on [•], 2022, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to the Company to pay its franchise and income taxes) ($[•] per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers, employees and affiliates may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE REDEMPTION LIMIT ELIMINATION PROPOSAL

Overview

The Company is proposing to amend its Certificate of Incorporation to remove the requirement that the Company retain at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act, the “Net Tangible Assets”),

(i)     immediately prior to or upon consummation of the Company’s Business Combination and after payment of underwriter’s fees and commissions; and

(ii)    in connection with the approval of any amendment to the Certificate of Incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated a Business Combination by the Original Termination Date or (b) with respect to any other material provisions of the Certificate of Incorporation relating to rights of the stockholders of the Company or pre-initial Business Combination activity.

Reasons for the Redemption Limit Elimination Proposal

The purpose of the Redemption Limitation was to ensure that the Company will not be deemed a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) of the Exchange Act by maintaining more than $5,000,001 of net tangible assets. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation is obviated in this circumstance.

If the Redemption Limit Elimination Proposal is Not Approved

If there are insufficient votes to approve the Redemption Limit Elimination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limit Elimination Proposal.

If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

If the Redemption Limit Elimination Proposal is Approved

If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. However, we may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company’s stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor, members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Redemption Limit Elimination Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Redemption Limit Elimination Proposal. These interests include, among other things:

•        If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved), the 5,411,823 shares of Class B Common Stock held by the Sponsor as of the Record Date, the 20,000 shares of Class B Common stock held by our Chief Financial Officer, Tonya Clark, and the 20,000 shares of Class B Common stock held by each of our independent directors, Kwame Som-Pimpong, Layne Logigian, Lee Styslinger III and Jonathan Auerbach, will be worthless (as the Sponsor and the Company’s officers and directors have each waived redemption and liquidation rights with respect to such shares) as will the 7,609,459 Private Placement Warrants for which the Sponsor paid $7,609,459;

•        We have entered into an agreement pursuant to which we pay the Sponsor $25,000 per month for office space, utilities and professional, secretarial and administrative support, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented);

•        If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented), the deferred underwriting discounts and commissions of $7,716,553 held in the Trust Account for the benefit of the underwriter of the IPO will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account; and

•        The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Vote Required for Approval

The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of sixty five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “against” the Redemption Limit Elimination Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Class B Common Stock owned by them in favor of the Redemption Limit Elimination Proposal. As of the date hereof, the Sponsor and our directors and officers own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Redemption Limit Elimination Proposal will require the affirmative vote of 12,401,602 Public Shares (or approximately 56.25% of the Public Shares).

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE REDEMPTION LIMIT ELIMINATION PROPOSAL.

PROPOSAL NO. 2 — THE EARLY TERMINATION PROPOSAL

Overview

The Company is a blank check company incorporated as a Delaware corporation on January 19, 2021 and formed for the purpose of effectuating a Business Combination.

Following the closing of the Company’s IPO on March 25, 2021 and the partial exercise of the underwriter’s over-allotment, $220,472,930 from the net proceeds of the sale of the Units in the IPO and the sale of Private Placement Warrants to the Sponsor was placed in Trust Account established at the consummation of the IPO that holds the proceeds of the IPO.

Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying Business Combination consummated on or before the Original Termination Date.

The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

We are proposing to adopt the Early Termination Amendment to change the Original Termination Date by which the Company must either (i) consummate its Business Combination or (ii) if the Company fails to complete such Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Amendment shall change the Original Termination Date to the Early Termination Date.

Reasons for the Early Termination Proposal

Since our IPO on March 25, 2021, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.

The Certificate of Incorporation currently provides that the Company has until the Original Termination Date to complete its Business Combination and, if the Company does not complete a Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Certificate of Incorporation is attached to this proxy statement as Annex B.

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.

If the Early Termination Proposal Is Approved

If the Early Termination Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto to change the Original Termination Date to the Early Termination Date. However, we may decide to abandon the Early Termination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Stockholders will not have their Public Shares redeemed in connection with the implementation of the Early Termination Amendment.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $221,552,099 that was in the Trust Account as of September 30, 2022. Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Shareholders who elect to redeem their Public Shares will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Shareholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

If the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless.

If the Early Termination Proposal Is Not Approved

If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal.

If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will continue to seek a Business Combination until the Original Termination Date. If the Company is unsuccessful in consummating a Business Combination by the Original Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company’s stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor, members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Early Termination Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Early Termination Proposal. These interests include, among other things:

•        If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original

Termination Date, the 5,411,823 shares of Class B Common Stock held by the Sponsor as of the Record Date, the 20,000 shares of Class B Common stock held by our Chief Financial Officer, Tonya Clark, and the 20,000 shares of Class B Common stock held by each of our independent directors, Kwame Som-Pimpong, Layne Logigian, Lee Styslinger III and Jonathan Auerbach, will be worthless (as the Sponsor and the Company’s officers and directors have each waived redemption and liquidation rights with respect to such shares) as will the 7,609,459 Private Placement Warrants for which the Sponsor paid $7,609,459;

•        We have entered into an agreement pursuant to which we pay the Sponsor $25,000 per month for office space, utilities and professional, secretarial and administrative support, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented);

•        If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented), the deferred underwriting discounts and commissions of $7,716,553 held in the Trust Account for the benefit of the underwriter of the IPO will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account; and

•        The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Early Termination Proposal. In connection with the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[•] per share as of [•], 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Central Time, on [•], 2022 (two business days prior to the initially scheduled Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Shares on [•], 2022, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to the Company to pay its franchise and income taxes) ($[•] per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

Vote Required for Approval

The approval of the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Class B Common Stock owned by them in favor of the Early Termination Proposal. As of the date hereof, the Sponsor and our directors and officers own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Early Termination Proposal will require the affirmative vote of 12,401,602 Public Shares (or approximately 56.25% of the Public Shares).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EARLY TERMINATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Net Tangible Asset Proposal or the Early Termination Proposal. In such events, the amendments to the Certificate of Incorporation contemplated by the Redemption Limit Elimination Proposal or the Early Termination Proposal, as applicable, would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Class B Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor and our directors and officers own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor and the Company’s officers and directors, approval of the Adjournment Proposal will require the affirmative vote of 8,267,735 shares of Class A Common Stock held by Public Shareholders (or approximately 37.50% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 1,377,956 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights if the Early Termination Proposal is approved or in connection with the Company’s liquidation in the event the Early Termination Proposal is approved, and the expiration of Public Warrants in such event. This section applies only to Holders that hold their Units or Public Shares and Public Warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares and Public Warrants also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        our founders, sponsors, officers or directors or other holders of our Class B Common Stock or Public Warrants or their affiliates;

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or Public Warrants;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (as defined below)) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); and

•        passive foreign investment companies or their stockholders.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or Public Warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or Public Warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them if the Early Termination Proposal is approved.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE EARLY TERMINATION PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE EARLY TERMINATION PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-half (1/2) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, the Company is treating each share of Class A Common Stock and one-half (1/2) of one warrant to acquire one share of Class A Common Stock held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash as described in the sections entitled “Proposal No. 2 — The Early Termination Proposal — Redemption Rights” For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

If the Early Termination Proposal is approved, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution of cash to such U.S. Holder in connection with the complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “Certain U.S. Federal Income Tax Considerations to U.S. Holders — Redemption of Public Shares Treated as a Sale or Other Disposition”. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of the Company for U.S. federal income tax purposes.

If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the non-liquidating redemption. If the redemption qualifies as a sale of such U.S. Holder’s shares, such U.S. Holder will generally be required to recognize gain or loss as described below under “Certain U.S. Federal Income Tax Considerations to U.S. Holders — Redemption of Public Shares Treated as a Sale or Other Disposition”.

A non-liquidating redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete redemption” of such U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below. For purposes of such tests, a U.S. Holder takes into account not only shares directly owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a U.S. Holder if the percentage of the Company’s outstanding voting shares that such U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. Holder directly or constructively owned immediately before the redemption, and such U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such U.S. Holder are redeemed or (ii) all of the shares directly owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether a non-liquidating redemption will result in a “meaningful reduction” in such U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, then a non-liquidating redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the U.S. Holder will be treated as receiving a corporate distribution as discussed below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such a redemption to a U.S. Holder are generally as described below under the section entitled “— Redemption of Public Shares Treated as a Sale or Other Disposition.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.

Redemption of Public Shares Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such U.S. Holder’s Public Shares as discussed below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Shares Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Shares, a U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a Public Share) less any prior distributions in respect of its Public Shares treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a U.S. Holder holds different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices), such U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such U.S. Holder.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Expiration of a Public Warrant

If the Early Termination Proposal is approved, the Public Warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who is not a U.S. Holder.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption is treated as a sale of the Public Shares redeemed or as a corporate distribution on the Public Shares, as described above under “Certain U.S. Federal Income Tax Considerations to U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” If such a redemption is treated as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Redemption of Public Shares Treated as a Sale or other Disposition.” If such a redemption is not treated as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Redemption of Public Shares Treated as a Corporate Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination may depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Certain U.S. Federal Income Tax Considerations to U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Redemption of Public Shares Treated as a Sale or Other Disposition.”

Redemption of Public Shares Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in such Non-U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Non-U.S. Holder’s Public Shares as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Shares Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Redemption of Public Shares Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Shares unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•        the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “U.S. real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held Public Shares, and, in the case where the Public Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares. There can be no assurance that the Public Shares will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or lower applicable treaty rate). Gain described in the second bullet point above will be subject to a thirty percent (30%) U.S. federal income tax rate.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. We will be classified as a USRPHC if the fair market value of our “U.S. real property interests” equals or exceeds fifty percent (50%) of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.

Expiration of a Public Warrant

If the Early Termination Proposal is approved, the Public Warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their Public Warrants.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of thirty percent (30%) on payments of dividends (including constructive dividends) on our Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Shares. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Early Termination Proposal and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of [•], 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Class A Common Stock or Class B Common Stock;

•        each of the Company’s officers and directors; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 27,559,116 shares of Common Stock, consisting of (i) 22,047,293 shares of Class A Common Stock and (ii) 5,511,823 shares of Class B Common Stock, issued and outstanding as of [•], 2022. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants or rights because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock(2)		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(3)	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Five Percent Holders
Glass Houses Sponsor LLC (the Sponsor)(4)	—	—	5,411,823	98.2%	19.7%
11 Capital Partners LP(5)	1,998,000	9.1%	—	—	7.2%
Saba Capital Management, L.P.(6)	1,854,292	8.4%	—	—	6.7%
Hound Partners Offshore Fund, LP(7)	1,720,200	7.8%	—	—	6.2%
40 North Latitude Master Fund Ltd.(8)	1,500,000	6.8%	—	—	5.4%
Samlyn Capital, LLC(9)	1,260,198	5.7%	—	—	4.6%
Sculptor Capital LP(10)	1,104,329	5.0%	—	—	4.0%
Directors and Executive Officers of the Company
Quincy Fennebresque(4)	—	—	5,411,823	98.2%	19.7%
Tonya Clark(11)	—	—	20,000	*	*
Kwame Som-Pimpong	—	—	20,000	*	*
Layne Logigian	—	—	20,000	*	*
Lee Styslinger III(11)	—	—	20,000	*	*
Jonathan Auerbach(11)(12)	2,000,000	9.1%	20,000	*	7.3%
All directors and executive officers as a group (six individuals)	2,000,000	9.1%	5,511,823	100.0%	27.3%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Glass Houses Acquisition Corp., 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219.

(2)      No filings were made by any beneficial owner of more than 5% of our outstanding shares of Class A Common Stock other than as set forth in this table.

(3)      Interests shown consist solely of shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.

(4)      Quincy Fennebresque has voting and dispositive power over the securities held by Glass Houses Sponsor LLC and therefore may be deemed to be a beneficial owner thereof.

(5)      The address of 11 Capital Partners LP, a Delaware limited partnership (“11 Capital Partners”) is 780 Third Avenue, 28th Floor, New York, New York 10017, based on a Schedule 13G filed on February 14, 2022 (the “11 Capital Partners 13G”). According to the 11 Capital Partners 13G, 11 Capital Master Fund LP, a Cayman Islands exempted limited partnership (the “Master Fund”), and certain managed accounts (the “Managed Accounts”) are the direct owner of such Class A Common Stock. 11 Capital Partners is the investment manager of the Master Fund and the Managed Accounts and therefore may be deemed to beneficially own the Class A Common Stock held by the Master Fund and the Managed Accounts.

(6)      The address of Saba Capital Management, L.P., a Delaware limited partnership (“Saba LP”) is 405 Lexington Avenue, 58th Floor, New York, New York 10174, based on a Schedule 13G filed on November 26, 2021 (the “Saba 13G”). According to the Saba 13G, Saba LP is the direct owner of such Class A Common Stock. Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), is the general partner of Saba LP and therefore has beneficial ownership of the shares of Class A Common Stock directly owned by Saba LP. Boaz R. Weinstein (“Mr. Weinstein”) is also a reporting person for purposes of the Saba 13G and therefore Mr. Weinstein has beneficial ownership of the shares of Class A Common Stock directly owned by Saba LP.

(7)      The address of Hound Partners Offshore Fund, LP, a Cayman Islands limited partnership (“Hound LP”) is 101 Park Avenue, 48th Floor, New York, New York 10178, based on a Schedule 13G filed on March 30, 2021 (the “Hound 13G”). According to the Hound 13G, Hound LP is the direct owner of such Class A Common Stock. Hound Performance, LLC, a Delaware limited liability company (“Hound GP”), is the general partner of Hound LP and therefore has beneficial ownership of the shares of Class A Common Stock directly owned by Hound LP. Jonathan Auerbach (“Mr. Auerbach”) ultimately owns and controls Hound GP and therefore Mr. Auerbach has beneficial ownership of the shares of Class A Common Stock directly owned by Hound LP.

(8)      The address of 40 North Latitude Master Fund Ltd., a Cayman Islands exempted company incorporated with limited liability (“40 North Master”), is 9 West 57th Street, 47th Floor, New York, New York 10019, based on a Schedule 13G filed on April 2, 2021 (the “40 North 13G”). According to the 40 North 13G, 40 North Master is the direct owner of such Class A Common Stock in a “master-feeder” structure in which 40 North Latitude Fund LP, a Delaware limited partnership (“40 North LP”), is the “feeder” fund. 40 North GP III LLC, a Delaware limited liability company (“40 North GP”), is the general partner of 40 North LP. 40 North Management LLC, a Delaware limited liability company (“40 North Management”), serves as principal investment manager to 40 North LP and 40 North Master. As such, 40 North Management has been granted investment discretion over portfolio investments, including the shares of Class A Common Stock, held for the account of 40 North Master. David S. Winter and David J. Millstone each serve as the sole members and principals of each of 40 North Management and 40 North GP, and as the sole directors of 40 North Latitude Master, and therefore Mr. Winter and Mr. Millstone have beneficial ownership of the shares of Class A common stock directly owned by 40 North LP.

(9)      The address of Samlyn Capital, LLC, a Delaware limited liability company (“Samlyn Capital”), is 500 Park Avenue, 2nd Floor, New York, New York 10022, based on a Schedule 13G filed on February 14, 2022 (the “Samlyn 13G”). According to the Samlyn 13G, advisory clients of Samlyn Capital are the direct owners of such Class A Common Stock. Samlyn, LP, a Delaware limited partnership (“Samlyn LP”), is the sole member of Samlyn Capital and therefore has beneficial ownership of such shares of Class A Common Stock. Samlyn GP, LLC (“Samlyn GP”) is the general partner of Samlyn LP and therefore has beneficial ownership of such shares of Class A Common Stock. Robert Pohly serves as managing member of Samlyn GP and therefore has beneficial ownership of such shares of Class A Common Stock.

(10)    The address of Sculptor Capital LP, a Delaware limited partnership (“Sculptor”), is 9 West 57th Street, New York, New York 10019, based on a Schedule 13G filed on July 8, 2022 (the “Sculptor 13G”). Sculptor is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor Capital II LP, a Delaware limited partnership (“Sculptor-II”) that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The Class A Common Stock reported in the table above is held in the Accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding Corporation, a Delaware corporation (“SCHC”), serves as the general partner of Sculptor. Sculptor Capital Holding II LLC, a Delaware limited liability company (“SCHC-II”) that is wholly owned by Sculptor, serves as the general partner of Sculptor-II. As such, SCHC and SCHC-II may be deemed to control Sculptor and Sculptor-II, respectively, and, therefore, may be deemed to be the beneficial owners of the Class A Common Stock reported in the table above. Sculptor Capital Management, Inc., a Delaware limited liability company (“SCU”), is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II and may be deemed a beneficial owner of such Class A Common Stock.

(11)    Does not include any shares indirectly owned by this individual as a result of his or her interest in Glass Houses Sponsor LLC.

(12)    Mr. Auerbach ultimately owns Hound Partners, LLC, a Delaware limited liability company, which is the investment manager of Hound LP and other clients, based on the Hound 13G. Mr. Auerbach therefore has beneficial ownership of the shares of Class A Common Stock directly owned by Hound LP.

STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or by emailing [•], to inform them of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement, you should contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or by emailing [•]. If you have questions about the Proposals to be presented at the Stockholder Meeting, you should contact the Company via email at tonya@glasshousescorp.com or by telephone at (972) 850-7474.

If you have questions about the Proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing [•]. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than [•], 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GLASS HOUSES ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

GLASS HOUSES ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.      The name of the Corporation is “Glass Houses Acquisition Corp.”

2.      The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 19, 2021.

3.      An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 22, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the common stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a)    Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7.      The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e)    If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

8.      Section 9.2(f) of Article IX is hereby deleted in its entirety.

Annex A-1

9.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the date of the Closing or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

Annex A-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this            day of            , 2022.

GLASS HOUSES ACQUISITION CORP.

Quincy Fennebresque
Title: Chief Executive Officer

Annex A-3

ANNEX B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GLASS HOUSES ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

GLASS HOUSES ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.      The name of the Corporation is “Glass Houses Acquisition Corp.”

2.      The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 19, 2021.

3.      An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 22, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the common stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on February 8, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by [•] (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company does not complete an initial Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights

Annex B-1

or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Glass Houses Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

7.      The text of Section 9.1(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Annex B-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this            day of            , 2022.

GLASS HOUSES ACQUISITION CORP.

Quincy Fennebresque
Title: Chief Executive Officer

Annex B-3

PRELIMINARY PROXY CARD
SUBJECT TO COMPLETION

Glass Houses Acquisition Corp.
3811 Turtle Creek Blvd., Suite 1100
Dallas, Texas 75219

SPECIAL MEETING
OF STOCKHOLDERS OF GLASS HOUSES ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON ________, 2022.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ________________, 2022, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Glass Houses Acquisition Corp. (the “Company”) to be held at ____[a.m./p.m.] Central Time on ________________, 2022, at the offices of Kirkland & Ellis LLP, located at 4550 Travis Street, Dallas, Texas 75205, and hereby appoints Quincy Fennebresque and Tonya Clark, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A common stock, par value $0.0001 per share, in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation (such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex A to the accompanying proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from March 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex B to the accompanying proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:                                            , 2022

(Signature)

(Signature if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.